Accrued Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Payables And Accruals [Abstract]
Accrued compensation	$ 3,049	$ 1,608
Direct container expense	2,014	1,040
Interest payable	3,402	2,844
Other	1,256	1,324
Total accrued expenses	$ 9,721	$ 6,816	[1]

[1]	Certain amounts as of December 31, 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 "Immaterial Correction of Errors in Prior Periods").